The Power to Deliver Solutions Around the world, leading enterprises rely on Cass for our vertical expertise, processing power, and global payment network to execute critical financial transactions while driving greater control and efficiency across critical business expenses.

Forward-Looking Statements Cass at a Glance Revenue & Expenses Balance Sheet Capital Financial Performance ESG Highlights Leadership and Shareholder Information TABLE OF CONTENTS 2 3 4 12 19 23 24 28 29 www.cassinfo.com / © 2022 Cass Information Systems

This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements contain words such as “anticipate,” “believe,” “can,” “would,” “should,” “could,” “may,” “predict,” “seek,” “potential,” “will,” “estimate,” “target,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “intend” or similar expressions that relate to the Company’s strategy, plans or intentions. Forward-looking statements involve certain important risks, uncertainties, and other factors, any of which could cause actual results to differ materially from those in such statements. Such factors include, without limitation, the “Risk Factors” referenced in our most recent Form 10-K filed with the Securities and Exchange Commission (SEC), other risks and uncertainties listed from time to time in our reports and documents filed with the SEC, and the following factors: ability to execute our business strategy; business and economic conditions; effects of a prolonged government shutdown; economic, market, operational, liquidity, credit and interest rate risks associated with the Company’s business; effects of any changes in trade, monetary and fiscal policies and laws; changes imposed by regulatory agencies to increase capital standards; effects of inflation, as well as, interest rate, securities market and monetary supply fluctuations; changes in the economy or supply-demand imbalances affecting local real estate values; changes in consumer and business spending; the Company's ability to realize anticipated benefits from enhancements or updates to its core operating systems from time to time without significant change in client service or risk to the Company's control environment; the Company's dependence on information technology and telecommunications systems of third-party service providers and the risk of systems failures, interruptions or breaches of security; the Company’s ability to achieve organic fee income, loan and deposit growth and the composition of such growth; changes in sources and uses of funds; increased competition in the payments and banking industries; the effect of changes in accounting policies and practices; the share price of the Company’s stock; the Company's ability to realize deferred tax assets or the need for a valuation allowance; ability to maintain or increase market share and control expenses; costs and effects of changes in laws and regulations and of other legal and regulatory developments; technological changes; the timely development and acceptance of new products and services; the Company’s continued ability to attract, hire and maintain qualified personnel; ability to implement and/or improve operational management and other internal risk controls and processes and reporting system and procedures; regulatory limitations on dividends from the Company's bank subsidiary; changes in estimates of future loan reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; widespread natural and other disasters, pandemics, dislocations, political instability, acts of war or terrorist activities, cyberattacks or international hostilities; adverse effects due to the novel Coronavirus Disease 2019 (COVID-19) on the Company and its clients, counterparties, employees, and third-party service providers, and the adverse impacts on our business, financial position, results of operations, and prospects; impact of reputational risk; and success at managing the risks involved in the foregoing items. The Company can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved, and readers are cautioned not to place undue reliance on such statements. The forward-looking statements are made as of the date of original publication of this presentation, and the Company does not intend, and assumes no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. This presentation is a high-level summary of our recent and historical financial results and current business developments. For more detailed information, please refer to our press releases and filings with the SEC. FORWARD LOOKING STATEMENTS 3www.cassinfo.com / © 2022 Cass Information Systems

4www.cassinfo.com / © 2022 Cass Information Systems CASS AT A GLANCE

OVERVIEW

- Cass is an information services company that processes freight and facility payments for some of the largest global companies
- The information systems business has a 70-year legacy
- As a result of its $80B of payments, Cass generates $1B+ of average non-interest bearing float
- Cass continues to operate a strong and profitable commercial bank founded in 1906

Market. Cap. ~$500M	Assets $2.4B	YTD ROE 15.3%
TTM NI $31.3M	YTD % Fees/ Rev. 69%	% NIB Funding 73.3%

INFORMATION SYSTEMS / PAYMENTS

- Transportation information systems provides freight invoice audit and payment services in the contract market
- Facilities expense management provides payments for the energy, telecom, and waste services
- CassPay provides complex treasury management and payment services for fintech and other payment companies

$80B Annual payments volume	64M Annual invoice volume	$113M TTM fee revenue	$1.1B YTD average float

COMMERCIAL BANK

- Commercial bank operates in three primary niches
  - St. Louis market
  - Faith based organizations across the U.S.
  - McDonalds' franchisees
- Strong track record of asset quality

$960M Loans	$1.2B Deposits	0.19% YTD cost of deposits	$0 Nonperforming assets

Cass Information Systems, Inc.

www.cassinfo.com / © 2022 Cass Information Systems

Note: Balance sheet metrics as of June 30, 2022. Income statement metrics are through period ended June 30, 2022 as indicated.

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Q2 2022 FINANCIAL HIGHLIGHTS 6www.cassinfo.com / © 2022 Cass Information Systems $7.03M $8.56M Q2 '21 Q2 '22 $0.48 $0.62 Q2 '21 Q2 '22 10.83% 16.53% Q2 '21 Q2 '22 NET INCOME DILUTED EPS RETURN ON EQUITY + Record net income of $8.6 million + Record diluted EPS of $0.62 + Return on average equity of 16.53% + Record quarterly transportation dollar volumes of $11.4 billion + Record quarterly financial fees of $10.6 million + No nonperforming assets or charge-offs $8.94B $11.41B Q2 '21 Q2 '22 $7.50M $10.62M Q2 '21 Q2 '22 TRANSPORTATION DOLLAR VOLUME FINANCIAL FEES 2.30% 2.54% Q2 '21 Q2 '22 NET INTEREST MARGIN

+ 40+ years of banking experience + Joined Cass in 1979 and worked his way through multiple executive positions in the company + Has been active in the St. Louis metropolitan area through engagement in various civic, charitable, and professional organizations + Received a Bachelor's degree in Finance from the University of Missouri-St. Louis and a Master’s degree in Business Administration from St. Louis University + 15+ years of banking experience + Joined Cass in 2020 as an Executive Vice President and Chief Operating Officer + Previously served as the senior manager of commercial banking at Bank of the West, BNP Paribas and engaged in entrepreneurial initiatives relating to FinTech and financial markets + Received a Bachelor’s degree in Computer Science from Oregon State University and a Master’s degree in Business Administration from Cornell University + 15+ years of banking experience + Joined Cass in 2021 as an Executive Vice President and Chief Financial Officer + Previously served as Chief Financial Officer of FB Corporation/First Bank – a Missouri-based national commercial bank + Received a Bachelor’s degree in Accounting from Saint Louis University and is a certified public accountant Eric H. Brunngraber Chairman & Chief Executive Officer Martin H. Resch President & Chief Operating Officer Michael J. Normile Executive Vice President & Chief Financial Officer 7www.cassinfo.com / © 2022 Cass Information Systems SELECTED EXECUTIVE MANAGEMENT

A PROUD HISTORY

Built on a solid foundation of a century in business

1906
Cass Avenue Bank is founded

1956
Designed the "The Freight Payment Plan" to simplify the payment for freight for people in the community

1983
Cass Information Systems Inc. was created as a holding company for both Cass Bank and Freight Payment Services

1996
Cass Information Systems becomes public on the NASDAQ Stock exchange

1998
Introduces new lines of business to provide energy information processing and payment services

2004
Acquired ProfitLab to enter the telecom expense management (TEM) arena

2011
Expands into international markets through establishing a headquarters in Breda, The Netherlands

2012
Acquired Waste Reduction Consultants, Inc. to gain a footing in this facility-related service category

2016
The introduction of CassPay allows for easier payment, tracking, and reconcile within B2B networks and expands the Company's FinTech effort

2017
Added new locations in South America, Singapore, and acquired Efftel to enter the United Kingdom

2022
Obtained the assets of TouchPoint, a cloud-based church management software platform, to combine with its online giving platform

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HELPING THE BEST BUSINESSES BECOME BETTER 9www.cassinfo.com / © 2022 Cass Information Systems TOP TIER CLIENTELECOMMENTARY + We turn unstructured inputs into structured and actionable information, typically around financial transactions but also including supporting data elements for auditing purposes + We support client/vendor relationships, inserting highly qualified business experts and industry specialists into the conversation + We are the trusted third party, validating pricing and contractual agreements

CASE STUDIES – *HELPING COMPANIES ACCESS EFFICIENCIES & IMPROVEMENTS*

HERSHEY

THE HERSHEY COMPANY

GAINING CLEAR VISIBILITY ON FREIGHT COSTS

CLIENT GOALS

- Reduce invoice complexity
- Modernize freight payments
- Improve reporting
- Optimize accounts payable resource

RESULTS SUMMARY

- 280,000 invoices annually
- All new visibility for carriers
- SAP Integration
- Process Optimization

+ Cass has worked with Hershey since 1973, initially handling bill payment and invoicing, this relationship has grown over time to include freight audit, payment processing, and payment reporting
+ Cass freight audit is able to **match invoices to transportation bid contracts** that could include over 1,500+ line items, ensuring that Hershey is charged appropriately
+ Data from Cass feeds directly to a SAP warehouse, providing **company wide insights on freight costs**

WASTE EXPENSE MANAGEMENT CASE STUDY

HELPING A LEADING MULTIFAMILY PROPERTY MANAGEMENT COMPANY **SAVE ~$3.0M**

+ A property management firm with over **250 sites** began incurring higher than normal fees related to waste management services
+ After struggling to solve the issue internally, Cass was brought in to implement solutions that lead to **25% cost savings** across the portfolio
+ Cass' expertise in analytics and its established processes and support functions allow it to **drive efficiencies** and make it the perfect partner for any organization looking to **maximize savings and revenue**

CLIENT ISSUES

- Waste Overflow
- Contamination
- Decentralized processes
- Rising fees

CASS SOLUTIONS

- Waste Analysis
- Client Support
- Centralized Waste Process
- WasteVision Analytics

Cass Information Systems, Inc.

www.cassinfo.com / © 2022 Cass Information Systems

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-20% -10% 0% 10% 20% 30% 40% 50% 60% 70% 80% 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 CASS FREIGHT INDEX© 11www.cassinfo.com / © 2022 Cass Information Systems -35.0% -25.0% -15.0% -5.0% 5.0% 15.0% 25.0% 35.0% 45.0% 55.0% 0 0.2 0.4 0.6 0.8 1 1.2 1.4 Jan-10 May-11 Sep-12 Jan-14 May-15 Sep-16 Jan-18 May-19 Sep-20 Jan-22 Y/Y Cass Freight Index – Shipments Cass Freight Index – Shipments (SA) Cass Inferred Freight Rates Index Y/Y Chang. Y/Y Expenditures Index / Shipments Index Expenditures Index / Shipments Index (SA) Cass Freight Index – Shipments Index Y/Y Chang. + Cass is recognized as an industry leader in the freight, audit and payment space + Since 1995, the Cass Freight Index®, referenced everywhere from the Wall Street Journal to Bloomberg, has been the source for data on North American freight volumes and expenditures + With over 9,000 subscribers, the freight index data is relied upon by a range of people from shippers to economists + Data within the index is derived from over 37 million invoices and $37 billion in spend annually

12www.cassinfo.com / © 2022 Cass Information Systems REVENUE & EXPENSES

Net Interest Income 31% Processing Fees 44% Financial Fees 25% REVENUE Processing Fees + Processing fees are earned on a per-item or monthly basis generally for invoice processing services, this can include turning unstructured inputs into structured and actionable information 13www.cassinfo.com / © 2022 Cass Information Systems REVENUE COMPOSITION + Cass earns net interest income by investing its funding sources in short-term investments, investment securities and loans + The funding sources are non-interest-bearing float received from invoice processing and payment customers (accounts and drafts payable) and deposits held at Cass Commercial Bank Net Interest Income + Financial fees are earned via use of our balance sheet to make customer invoice payments + Cass makes payments to our clients’ vendors in advance of when the corresponding invoice is due resulting in a fee Financial Fees Note: Revenue composition for year-to-date period ended June 30, 2022

FINANCIAL FEES 14www.cassinfo.com / © 2022 Cass Information Systems + The change quarter to quarter is highly correlated to transportation and facility dollar volumes which have been trending higher due to higher energy prices and inflationary pressures + As transportation and facility volumes has increased over the five quarters, Cass has been able to increase financial fees revenue by over 40% $8.9B $9.5B $10.4B $10.9B $11.4B Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 $3.66B $4.22B $4.28B $4.64B $4.57B Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 $197.9M $213.9M $257.3M $279.5M $293.2M Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 TRANSPORTATION DOLLAR VOLUMES FACILITY DOLLAR VOLUMES AVERAGE PAYMENTS IN ADVANCE OF FUNDING $7.5M $8.6M $9.6M $10.5M $10.6M Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 FINANCIAL FEES

PROCESSING FEES 15www.cassinfo.com / © 2022 Cass Information Systems + The change quarter to quarter is generally correlated to transportation and facility invoice volumes, although Cass has other processing fee revenue tied to CassPay and Cass Commercial Bank. + The amount of revenue generated from processing fees has grown in recent quarters largely due to growth at CassPay and Cass Commercial Bank 9.46M 9.33M 9.20M 8.96M 9.29M Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 6.83M 6.68M 6.76M 6.64M 6.56M Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 $19.0M $18.5M $18.7M $19.0M $19.3M Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 TRANSPORTATION INVOICE VOLUMES FACILITY INVOICE VOLUMES PROCESSING FEES

NET INTEREST INCOME 16www.cassinfo.com / © 2022 Cass Information Systems + The recent increase in short and long-term interest rates has had a positive impact on net interest income and margin, jumping from a low of 2.30% up to 2.54% + The combination of increasing interest earning assets and rising interest rates is expected to enable Cass to expand its net interest margin and continue to increase net interest income $10.8M $11.4M $11.7M $11.9M $13.6M Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 $1.97B $2.04B $2.10B $2.12B $2.22B Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 2.30% 2.32% 2.30% 2.36% 2.54% Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 NET INTEREST INCOME AVERAGE INTEREST-EARNING ASSETS NET INTEREST MARGIN

IMPACT OF INTEREST RATES

- Cass earns net interest income off the float generated by its payment business in addition to Cass Commercial Bank
- As interest rates have decreased to historically low levels, the net interest margin has also deteriorated, but Cass is well positioned for rising interest rates as 73.3% of funding is non-interest bearing
- As interest-earnings assets reprice to current market interest rates, **Cass is expected to experience a gradual rise in its net interest margin** as asset yields should increase at a higher rate than funding costs
- The loan and investment portfolios have average repricing terms of 3.9 and 4.5 years, respectively. As such, the net interest margin is most closely correlated to the average 5-year U.S. treasury rate over time.

ANNUAL NET INTEREST MARGIN



3.34%
3.32%
3.36%
2.82%
2.31%
2.45%
1.91%
2.75%
1.95%
0.53%
0.86%
2.39%
2017
2018
2019
2020
2021
YTD 2022
NIM
Avg. 5 Year Treasury

Cass Information Systems, Inc.

www.cassinfo.com / © 2022 Cass Information Systems

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OPERATING EXPENSE 18www.cassinfo.com / © 2022 Cass Information Systems $22.9M $23.3M $23.5M $24.7M $26.0M $6.9M $7.4M $7.8M $7.1M $7.6M Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 $29.8M $30.7M $31.3M $33.6M $31.8M OPERATING EXPENSE Personnel Expense All Other Operating Expense 77.60% 79.40% 78.40% 75.60% 76.10% Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 EXPENSE AS A % OF REVENUE + Personnel expense increased during the second quarter of 2022 as compared to the same quarter last year as a result of increases in base salaries and average FTEs, in addition to increases in stock compensation and profit sharing due to company financial performance + The increase as compared to the first quarter of 2022 was due to the annual base salary increase, an increase in average FTEs and an increase in stock compensation + Cass is investing in various technology initiatives to gain better operational efficiency in the short-term

19www.cassinfo.com / © 2022 Cass Information Systems BALANCE SHEET

LOANS 20www.cassinfo.com / © 2022 Cass Information Systems + Cass has experienced good organic loan growth in recent quarters, in particular its specialty franchise and faith-based niches + Cass has not incurred a loan charge-off since 2015 Portfolio Composition 6/30/21 9/30/21 12/31/21 3/31/22 6/30/22 Franchise 92.0 122.0 189.1 198.2 189.0 Faith-Based 355.3 371.8 370.3 380.9 369.6 Leases 58.7 64.9 80.3 86.3 92.4 PPP Loans 56.6 16.3 6.3 1.3 1.0 Other 308.4 297.9 314.6 310.5 307.5 Ending Loans 871.0 872.9 960.6 977.2 959.5 ACL/Loans 1.28% 1.32% 1.25% 1.27% 1.31% Net Charge-Offs — — — — — Non-Performing Assets — — — — — Franchise 20% Faith- Based 38% Leases 10% Other 32% PORTFOLIO COMPOSITION 6/30/22 ($$ in millions)

INVESTMENTS 21www.cassinfo.com / © 2022 Cass Information Systems + Cass has a high quality investment portfolio which increased throughout 2021 due to significant increases in accounts and drafts payable and deposits at Cass Commercial Bank + The portfolio yield is expected to rise gradually in a rising interest rate environment $507.0M $541.1M $673.5M $774.6M $740.1M Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 ENDING INVESTMENTS INVESTMENT TAX EQUIVALENT YIELD PORTFOLIO COMPOSITION State and Political $321.4M MBS $183.5M US Treasuries $98.6M Corporate Bonds $86.8M Asset-Backed $49.8M 2.36% 2.27% 2.08% 2.10% 2.19% Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22

FUNDING 22www.cassinfo.com / © 2022 Cass Information Systems + For 2Q 2022, 74.4% of average funding was non-interest bearing + Deposits have increased in recent quarters due to organic deposit growth fueled by an abundance of liquidity in the economy + Accounts and drafts payable have increased due to rising energy prices and inflationary pressures AVERAGE DEPOSITS AND ACCOUNTS & DRAFT PAYABLE $0.95B $1.01B $1.09B $1.09B $1.14B $1.02B $1.05B $1.12B $1.17B $1.23B $1.97B $2.06B $2.21B $2.26B $2.37B Q2 '21 Q3 ' 21 Q4 '21 Q1 '22 Q2 '22 Accts & Draft Payables $1,048.8M Non-Interest $634.0M Int-DDA, MM, Savings $542.7M Time Deposits $42.4M FUNDING COMPOSITION AVERAGE DEPOSITS AVERAGE ACCOUNTS & DRAFTS PAYABLE $1.7B IN NON- INTEREST FUNDING

CAPITAL 23www.cassinfo.com / © 2022 Cass Information Systems + $110.2 million in excess of capital over 7.0% common equity tier 1 risk-based regulatory requirement + Maintain excess capital to support organic balance sheet growth and opportunistic acquisitions + Annual dividend of $1.12 per share and Cass has continuously paid regularly scheduled cash dividends since 1934 Tier 1 leverage ratio at 6/30/22 8.85% Common equity tier 1 risk- based ratio at 6/30/22 13.47% Tier 1 risk-based ratio at 6/30/22 13.47% Total risk-based ratio at 6/30/22 14.21%

24www.cassinfo.com / © 2022 Cass Information Systems FINANCIAL PERFORMANCE & INVESTMENT CONSIDERATIONS

FINANCIAL PERFORMANCE 25www.cassinfo.com / © 2022 Cass Information Systems $38.4M $38.7M $40.0M $42.1M $44.2M Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 $7.03M $6.80M $7.70M $8.26M $8.56M Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 10.83% 10.61% 12.70% 14.21% 16.53% Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 1.24% 1.14% 1.22% 1.32% 1.31% Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 TOTAL REVENUE NET INCOME RETURN ON EQUITY RETURN ON ASSETS + Cass has continued to convert revenue growth into bottom line net income growth over the past 5 quarters + High return on assets and return on equity are hallmarks of Cass + With rates on the rise, expectations are high for continued bottom line growth

SHAREHOLDER RETURN 26www.cassinfo.com / © 2022 Cass Information Systems $17.00 $16.46 $16.67 $14.66 $13.46 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 $0.27 $0.27 $0.28 $0.28 $0.28 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 TANGIBLE BOOK VALUE PER SHARE DIVIDENDS PER SHARE $0.48 $0.48 $0.55 $0.60 $0.62 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 DILUTED EARNINGS PER SHARE + Cass has consistently grown EPS over the past five quarters and looks to achieve continued EPS growth through rising interest rates + Similar to many banks, Cass has seen a recent reduction in TBV driven by AOCI + Cass has been committed to returning capital to shareholders through a quarterly dividend

5 Low cost funding base – mostly non-interest bearing 1 Process over $80 billion of payments annually 2 Clients include some of the largest companies operating in the U.S. 3 Increasing transportation and facility dollar volumes are driving higher financial fee revenue 4 Stable technology platform in process of increasing automation to achieve better operational efficiency 7 Diversified base of earning assets with strong asset quality 6 Positioned to benefit from rising interest rates 8 110+ year heritage in banking and 70 year track record in payments 9 Historically attractive valuation 27www.cassinfo.com / © 2022 Cass Information Systems KEY INVESTMENT HIGHLIGHTS

In 2022, we published our inaugural ESG report, a copy of which is available on our Investor Relations site. To read more from the Cass ESG report, please follow this link to cassinfo.com ENVIRONMENTAL, SOCIAL AND GOVERNANCE (ESG) HIGHLIGHTS 28www.cassinfo.com / © 2022 Cass Information Systems

LEADERSHIP AND SHAREHOLDER INFORMATION 29www.cassinfo.com / © 2022 Cass Information Systems

BOARD OF DIRECTORS 30 Eric H. Brunngraber Chairman and Chief Executive Officer Ralph W. Clermont Retired Managing Partner, KPMG LLP, Saint Louis, Missouri Robert A. Ebel Retired Chief Executive Officer, Universal Printing Company Wendy J. Henry Retired Managing Partner, BKD, LLP James J. Lindemann Retired Executive Vice President, Emerson Sally H. Roth Retired Area President — Upper Midwest, Regions Bank Joseph D. Rupp Lead Director and Retired Chairman, President, and Chief Executive Officer, Olin Corporation Randall L. Schilling Chief Executive Officer, OPO Startups, LLC Franklin D. Wicks, Jr., Ph.D. Retired Executive Vice President and President, Applied Markets, Sigma-Aldrich Benjamin F. (Tad) Edwards, IV Chairman, Chief Executive Officer, and President, Benjamin F. Edwards & Company www.cassinfo.com / © 2022 Cass Information Systems Ann W. Marr Executive Vice President of Global Human Resources, World Wide Technology

LEADERSHIP COUNCIL

Cory J. Bricker
Vice President,
Integrated Financial Solutions

Eric H. Brunngraber
Chairman and Chief
Executive Officer

Mark A. Campbell
President, Transportation
Information Services

James M. Cavellier
Executive Vice President and
Chief Information Officer

Dwight D. Erdbruegger
President, Cass Commercial Bank

Carl N. Friedholm
Vice President and General Manager,
Telecom Expense Management

Nicole M. Jennings
Vice President,
Internal Audit

Teresa D. Meares
Vice President and General Manager,
Waste Expense Management

Ross M. Miller
Vice President and General Manager,
TouchPoint and Gyve

Sean M. Mullins
Vice President, Enterprise
Infrastructure and Security

Michael J. Normile
Executive Vice President and
Chief Financial Officer

Christi A. Reiter
Vice President,
Human Resources

Martin H. Resch
President and
Chief Operating Officer

Jeanne M. Scannell
Chief Credit Officer,
Cass Commercial Bank

Matthew S. Schuckman
Executive Vice President, General
Counsel, and Corporate Secretary

Anthony G. Urban
Executive Vice President,
Transportation Information Services

Todd J. Wills
Senior Vice President and General
Manager, Utility Expense Management

Cass Information Systems, Inc.
www.cassinfo.com / © 2022 Cass Information Systems
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SHAREHOLDER INFORMATION 32www.cassinfo.com / © 2022 Cass Information Systems CORPORATE HEADQUARTERS Cass Information Systems, Inc. 12444 Powerscourt Drive, Suite 550 Saint Louis, Missouri 63131 314.506.5500 cass@cassinfo.com www.cassinfo.com COMMON STOCK The company’s common stock trades on the NASDAQ stock market under the symbol CASS. CORPORATE HEADQUARTERS Security analysts, investment managers, and others seeking financial information about the Company should contact: Cass Information Systems, Inc. 12444 Powerscourt Drive, Suite 550 Saint Louis, Missouri 63131 314.506.5500 INDEPENDENT AUDITORS KPMG LLP 10 South Broadway, Suite 900 Saint Louis, Missouri 63102 TRANSFER AGENT Shareholder correspondence should be mailed to: Computershare P.O. Box 505000 Louisville, KY 40233 Overnight correspondence should be mailed to: Computershare 462 South 4th Street, Suite 1600 Louisville, KY 40202 SHAREHOLDER WEBSITE www.computershare.com/investor SHAREHOLDER ONLINE INQUIRIES www-us.computershare.com /investor/Contact TOLL-FREE PHONE 866.323.8170

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